Page 1 of 2 AMENDMENT ONE TO STATEMENT OF WORK NO. 1 TO THE MASTER LOGISTICS SERVICES AGREEMENT This AMENDMENT ONE TO STATEMENT OF WORK NO. 1 TO THE MASTER LOGISTICS SERVICES AGREEMENT (the “Amendment”) is made and entered into as of August 10, 2021 (“Amendment Date”), by and between Prestige Brands, Inc. (“CLIENT”) and Geodis Logistics LLC (“GEODIS” each a “Party” and collectively, the “Parties”). RECITALS: A. The Parties entered into that certain Master Logistics Services Agreement, dated May 13, 2019 (the “Agreement”); and B. In conjunction with the Agreement, GEODIS and CLIENT executed that certain Statement of Work No. 1, dated May 13, 2019 (the “SOW 1”), wherein GEODIS provides CLIENT certain warehousing services at the facility located at 1716 Innovation Blvd., Clayton, IN (“Warehouse”); and C. The Parties wish to amend SOW 1 to adjust the Rates and implement an overtime cap as set forth herein. NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree to amend SOW 1 as follows: 1. Defined Terms. Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to such terms in SOW 1. 2. Effective August 2, 2021, Exhibit B – Rates shall be modified as follows: A. Line Item titled “Labor Expense” in Table 3.1 (as adjusted based on the current agreed upon budget for FY3) is hereby amended such that the base Rates for all hourly positions (limited to those positions categorized as [***], [***], [***], [***], and [***]) are hereby increased by [***] dollars ([***]) per hour. B. The following shall be added as Section 4.1.2. (Overtime Cap): 4.1.2 Overtime Cap. GEODIS agrees to cap the difference between the overtime rate and the regular rate of CLIENT’s monthly overtime charges at [***] of the total hours accumulated each month (“Overtime Cap”). Unless the Parties agree otherwise in writing for any Renewal Term (if applicable), Prestige acknowledges and agrees that the Overtime Cap will only be applicable through the end of the Initial Term of the SOW. For the avoidance of doubt, CLIENT will continue to pay the base wage and base wage benefits for overtime hours exceeding the Overtime Cap. Subject to the limitations below, GEODIS will be responsible for overtime expenses in excess of the Overtime Cap, including overtime benefits. • If there is a [***] variance in the Operational Parameters, including, but not limited to monthly forecasted volume, then that month is ineligible for overtime reimbursement from GEODIS. • Overtime hours during Holiday weeks are excluded from the overtime reimbursement from GEODIS. • Resulting labor conditions from uncontrollable events (Force Majeure) are excluded from the overtime reimbursement from GEODIS. DocuSign Envelope ID: 4C223150-A5FF-4E31-8C94-476CE788E93D [***] Certain identified information has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. Exhibit 10.1

DocuSign Envelope ID: 4C223150-A5FF-4E31-8C94-476CE788E93D

- If Gantry is inoperable for 24 hours in a week, then that week's overtime hours are excluded from the overtime calculation.

The overtime percentage will be calculated by dividing the total overtime hours by the total hours in the month. The following table provides an illustration.

	A	B	C = A+B	D = B/C	E	F = E/B	G	H	I = H*C	J = B-I	K = (B*F)	L = (B*G)	M = E-(K+L)
Month	Regular Hours	OT Hours	Total Hours	% OT	OT $	OT Wage $ Calc	Regular Wage	Proposed OT% Cap	[***] cap in HRS	Actual OT Hours over the [***] Cap	Prestige Funded OT $ at [***] Cap	Prestige Funded OT hours over [***] cap at Regular Rate	GEODIS Funded OT Wage Diff. Above [***] Cap
Month 1	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Month 2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

3. Except as provided herein, SOW 1 shall remain unchanged and in full force and effect in accordance with its terms. It is specifically understood and agreed that the foregoing shall not be deemed to be a waiver or amendment of any other provision of the SOW 1 or either Party's rights or remedies under SOW 1.

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date set forth above.

PRESTIGE BRANDS, INC.

Signature: Jeff Zerillo

Name: Jeff Zerillo

Title: SVP, Operations

GEODIS LOGISTICS LLC

Signature: Anthony Jordan

Name: Anthony Jordan

Title: EVP, Chief Operating Officer

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